Exhibit 24.1

                                October 24, 1997


Mr. W. L. Westbrook                            Mr. Wayne Boston
The Southern Company                           Southern Company Services, Inc.
270 Peachtree Street, N.W.                     64 Perimeter Center East
Atlanta, GA  30303                             Atlanta, GA  30346


Dear Sirs:

         Gulf Power Company proposes to file with the Securities and Exchange Commission a registration statement or statements under the Securities Act of 1933 with respect to its debt instruments and preferred and capital securities of a statutory business trust or trusts (or other special purpose entity or entities) and related guarantee or guarantees of the Company, in any combination of such securities, in an aggregate amount of up to $190,000,000.

         Gulf Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney (with full power of substitution) for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the aforementioned registration statement or statements and appropriate amendment or amendments thereto (including post-effective amendments), to be accompanied in each case by a prospectus and any appropriately amended prospectus or supplement thereto and any necessary exhibits.

         Gulf Power Company hereby authorizes you or any one of you to execute said registration statement or statements and any amendments thereto (including post-effective amendments) on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

         The undersigned directors and officers of Gulf Power Company hereby authorize you or any one of you to sign said registration statement or statements on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said registration statement or statements by appropriate amendment or amendments (including post-effective amendments) and to file the same as aforesaid.

                                       Yours very truly,

                                       GULF POWER COMPANY



                                       By         /s/Travis J. Bowden
                                                     Travis J. Bowden
                                                      President and
                                                 Chief Executive Officer

   /s/Travis J. Bowden                      /s/Joseph K. Tannehill
    Travis J. Bowden                          Joseph K. Tannehill



   /s/Paul J. DeNicola                       /s/Barbara H. Thames
    Paul J. DeNicola                           Barbara H. Thames



   /s/Fred C. Donovan                         /s/A. E. Scarbrough
     Fred C. Donovan                          Arlan E. Scarbrough



  /s/W. Deck Hull, Jr.                           /s/W. E. Tate
    W. Deck Hull, Jr.                           Warren E. Tate

Extract from minutes of meeting of the board of directors of Gulf Power Company.

                                              - - - - - - - - - - - -

                  RESOLVED FURTHER: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a registration statement or statements covering up to an aggregate of $190,000,000 of debt instruments of the Company and preferred and capital securities of a statutory business trust or trusts (or other special purpose entity or entities) and related guarantee or guarantees of the Company, or any combination of such securities, and of amending such registration statement or statements or remedying any deficiencies with respect thereto by appropriate amendment or amendments (including post-effective amendments) to such registration statement or statements (both before and after such statement or statements become effective), Gulf Power Company, the members of its Board of Directors and its officers are authorized to give their several powers of attorney to W. L. Westbrook and Wayne Boston in substantially the form of power of attorney presented to this meeting.

                                              - - - - - - - - - - - -

         The undersigned officer of Gulf Power Company does hereby certify that the foregoing is a true and correct copy of a resolution duly and regularly adopted at a meeting of the Board of Directors of Gulf Power Company, duly held on October 24, 1997, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated  December 11, 1997                             GULF POWER COMPANY



                                                     By    /s/Wayne Boston
                                                            Wayne Boston
                                                         Assistant Secretary